UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2017

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2017, the Mohegan Tribal Gaming Authority (the “Authority”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that, on February 14, 2017 (the “Separation Date”), Robert J. Soper resigned as President and Chief Executive Officer of the Authority. In connection with such resignation, the Authority entered into a Settlement Agreement, Waiver and Release with Mr. Soper (the “Settlement Agreement”), which became effective as of April 12, 2017. This Form 8-K/A amends the Original Form 8-K to include disclosure of the terms of the Settlement Agreement.

The Settlement Agreement terminates all obligations of the Authority to Mr. Soper under that certain Amended and Restated Employment Agreement, dated as of April 1, 2015, by and between the Authority and Mr. Soper (the “Employment Agreement”), except as specifically set forth in the Settlement Agreement. The Settlement Agreement provides for the payment of certain separation benefits to Mr. Soper including the following: (a) weekly installments of Mr. Soper’s base annual salary through February 13, 2018, at the rate provided in Mr. Soper’s Employment Agreement as in effect on the Separation Date, payable in accordance with the Authority’s standard payroll procedures; (b) relocation payment in the amount of $15,000.00; (c) lump sum payment in the amount of $100,479.50 for accrued and unused paid time off as of the Separation Date; and (d) continuation of health insurance contributions through February 13, 2018 (or such lesser period if coverage is obtained through another source).

The Settlement Agreement contains certain customary covenants regarding non-competition, confidentiality and mutual non-disparagement. The Settlement Agreement also contains customary mutual waiver and release provisions.

The preceding summary of the Settlement Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

No.	Exhibit

10.1	Settlement Agreement, Waiver and Release, effective as of April 12, 2017, by and between the Authority and Robert J. Soper.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: April 18, 2017	By:	/s/ Kevin P. Brown
Kevin P. Brown
Chairman, Management Board

Exhibit Index

No.	Exhibit

10.1	Settlement Agreement, Waiver and Release, effective as of April 12, 2017, by and between the Authority and Robert J. Soper.